UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2016. The net asset value (NAV) at that date was $11.57 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $9.94.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2016
Cohen & Steers MLP Income and Energy Opportunity Fund at NAV[a]	–5.51%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	–4.85%
Blended Benchmark—90% Alerian MLP Index—10% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	5.28%
Alerian MLP Index[b]	5.22%
S&P 500 Index[b]	1.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Distribution Policy

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), previously adopted a managed distribution policy under which the Fund included long-term capital gains, where applicable, as part of its regular quarterly cash distributions to its shareholders (the Managed Distribution Policy).

On December 1, 2015, the Fund changed its tax status from a regulated investment company to a taxable C corporation under the Internal Revenue Code. The change was in response to the adoption a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-cap energy Master Limited Partnerships (MLPs). The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

of previously proposed regulations issued by the Internal Revenue Service. As a C corporation, the Fund no longer passes through net capital gains to shareholders, and as a result, as of January 1, 2016, the Managed Distribution Policy was discontinued.

Effective January 1, 2016, the Fund makes regular quarterly distributions at a level rate (the Level Rate Plan). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's current or accumulated earnings and profits. As a result of the Level Rate Plan, the Fund may pay distributions in excess of the Fund's current or accumulated earnings and profits. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

For the six-month period ended May 31, 2016, MLPs and midstream-energy-focused equities had positive returns, partially recovering large losses sustained over the previous year. Conditions were difficult as the period began, with oil prices continuing their prolonged decline, reaching 13-year lows in February 2016. Oil prices then rallied about 70% from those lows by the end of May, to near $50 per barrel, on reduced production and strong demand.

In an environment of challenging fundamentals due to lowered throughput volumes, midstream energy companies generally found it difficult to access capital, forcing many to reevaluate their business and financing plans. With access to external financing in doubt, some companies were faced with the difficult choice among maintaining their distributions, investing for future growth and ensuring balance sheet stability. Early in the period, the prospect of dividend cuts and news of reductions (by Teekay Corp., for example) contributed to volatility in the midstream energy market.

In the latter half of the period, investors appeared to be more comfortable with the concept of reduced distributions for the sake of stronger balance sheets. In April, Crestwood Equity Partners, American Midstream Partners and NGL Energy Partners announced sizable cuts in their distribution rates—and all three MLPs rallied in response.

For midstream energy companies, the threat of counterparty risk, while still meaningful, eased as oil prices moved higher. The financial health of exploration and production companies (MLPs' counterparties) materially improved at $50 oil prices compared to when the commodity was trading at $30.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark on a NAV and market price basis.

In terms of company and sector attribution, stock selection in the diversified midstream sector detracted from the Fund's relative returns. This was due in part to our non-ownership of Oneok, a company with direct leverage to increasing commodity prices that had a sizable gain in the period. Our

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

out-of-index position in Energy Transfer Equity detracted from performance as well, as it had a meaningful decline.

Stock selection in the gathering & processing sector was the main positive contributor to relative performance. Typically one of the more commodity-sensitive sectors, we believe certain companies within the group are potentially poised to benefit from an emerging theme of increased demand for natural gas liquids (NGLs). Petrochemical companies have been building new facilities that use NGLs such as ethane and propane as feedstocks, which should increase commodity prices and drive pipeline volumes over the next several years.

Relative performance was also helped by stock selection in the crude/refined products sector, helped by our overweight in Rose Rock Midstream, which had a sizable gain. Late in the period SemGroup announced that it would acquire the public float of Rose Rock Midstream, its MLP. The consolidation reflects a recent broader trend of midstream companies simplifying their capital structures in order to enhance their credit profiles and distribution coverage.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund's NAV performance for the period. Due to market volatility, the Investment Advisor reduced the Fund's leverage during the first half of the period. When midstream energy companies rallied later in the period, the benefit of having leverage in a rising market was not enough to offset the earlier negative effect of having leverage in a down market.

Sincerely,

ROBERT H. STEERS	ROBERT S. BECKER
Chairman	Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2016, leverage represented 25% of the Fund's managed assets.

Through fixed rate financing, the Fund has locked in interest rates on capital for periods expiring in 2018 and 2019a (where we lock in our fixed rate obligation over various terms). Locking in our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in the Fund's leveraging costs for the various terms helps protect the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	25%
% Fixed Rate	100%
Weighted Average Rate on Financing	1.9%[a]
Weighted Average Term on Financing	5.5 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2021 and 2022. The weighted average rate on financing provided above does not include the three year extension and will increase as the extended fixed-rate tranches become effective.

b  Data as of May 31, 2016. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2016

Top Ten Holdingsa
(Unaudited)

	Value	% of Managed Assets
Enterprise Products Partners, LP	$41,950,829	10.1
Energy Transfer Partners, LP	37,763,956	9.1
Buckeye Partners, LP	30,807,579	7.4
MPLX, LP	23,224,954	5.6
Williams Partners, LP	16,694,447	4.0
Genesis Energy, LP	13,451,166	3.2
NuStar Energy, LP	13,300,878	3.2
Rice Midstream Partners, LP	12,686,145	3.1
DCP Midstream Partners, LP	11,007,698	2.7
TC Pipelines, LP	10,387,824	2.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2016 (Unaudited)

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	124.5%
COMPRESSION	1.6%
Archrock Partners, LP		158,460	$2,261,224
USA Compression Partners, LP		167,009	2,541,877
			4,803,101
CRUDE/REFINED PRODUCTS	39.9%
Buckeye Partners, LPa		428,359	30,807,579
Enbridge Energy Management, LLC[a,b]		419,485	9,169,937
Enbridge Energy Partners, LPa		460,000	10,000,400
Enbridge, Inc. (Canada)		36,271	1,446,027
Genesis Energy, LPa		357,079	13,451,166
Magellan Midstream Partners, LPa		100,000	7,005,000
NuStar Energy, LPa		270,508	13,300,878
NuStar GP Holdings, LLC		184,022	4,606,071
Phillips 66 Partners, LP		65,800	3,614,394
Plains All American Pipeline, LPa		273,980	6,337,157
Rose Rock Midstream, LP		203,596	5,252,777
SemGroup Corporation		110,958	3,527,355
Shell Midstream Partners, LPa		147,900	4,991,625
Sunoco Logistics Partners, LPa		376,218	10,327,184
			123,837,550
DIVERSIFIED MIDSTREAM	41.9%
Energy Transfer Equity, LPa		248,467	3,140,623
Energy Transfer Partners, LPa		1,041,477	37,763,956
Enterprise Products Partners, LPa		1,511,197	41,950,829
Kinder Morgan, Inc.		239,019	4,321,464
MPLX, LPa		728,055	23,224,954
Williams Companies, Inc.		134,195	2,973,761
Williams Partners, LPa		523,009	16,694,447
			130,070,034

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2016 (Unaudited)

		Number of Shares/Units	Value
GATHERING & PROCESSING	20.7%
Antero Midstream Partners, LP		120,700	$2,969,220
Crestwood Equity Partners, LPa		180,000	3,884,409
DCP Midstream Partners, LPa		328,294	11,007,698
Enable Midstream Partners, LPa		368,291	5,354,951
EnLink Midstream Partners, LP		231,226	3,639,497
EQT Midstream Partners, LP		32,331	2,436,787
Midcoast Energy Partners, LP		205,000	1,670,750
PennTex Midstream Partners, LP		282,564	4,159,342
Rice Midstream Partners, LPa		693,611	12,686,145
Tallgrass Energy GP, LP		200,016	4,808,385
Tallgrass Energy Partners, LP		62,399	2,824,179
Targa Resources Corp.[a]		201,225	8,618,467
			64,059,830
MARINE SHIPPING/OFFSHORE	6.2%
Dynagas LNG Partners, LP		147,066	2,101,573
Golar LNG Partners, LP (Marshall Islands)[a]		490,979	8,351,553
Hoegh LNG Partners, LP (Marshall Islands)		238,676	4,269,914
Teekay Corporation (Unregistered)[c,d,e]		208,200	2,002,884
Teekay Offshore Partners, LP (Marshall Islands)		396,926	2,504,603
			19,230,527
NATURAL GAS PIPELINES	7.4%
Cheniere Energy Partners, LPa		304,625	8,806,709
TC Pipelines, LPa		188,083	10,387,824
TransCanada Corporation (Canada)[a]		93,211	3,862,497
			23,057,030
OIL & GAS STORAGE	1.3%
Arc Logistics Partners, LP		103,693	1,213,208
VTTI Energy Partners, LP (Marshall Islands)		132,080	2,681,224
			3,894,432
PROPANE	3.6%
AmeriGas Partners, LPa		78,339	3,594,193
Suburban Propane Partners, LPa		222,488	7,689,185
			11,283,378

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2016 (Unaudited)

		Number of Shares/Units	Value
RENEWABLE ENERGY	0.7%
Pattern Energy Group, Inc.[a]		105,620	$2,300,404
OTHER	1.2%
Sprague Resources, LP		155,945	3,734,883
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$377,410,512)			386,271,169
PREFERRED SECURITIES—$25 PAR VALUE	4.9%
BANKS	0.7%
Bank of America, 6.000%, due 4/25/21		40,000	1,020,000
BB&T Corporation, 5.625%, due 6/1/21		40,000	1,028,800
			2,048,800
CHEMICALS	0.6%
CHS Inc., 7.100%, due 3/31/24		63,923	1,850,571
FINANCE	0.5%
Colony Financial, Inc., 8.500%, due 3/20/17		60,959	1,584,934
REAL ESTATE—DIVERSIFIED	0.5%
Vereit Inc, 6.700%, due 1/3/19		57,812	1,514,096
TECHNOLOGY—SOFTWARE	0.5%
eBay Inc., 6.000%, due 3/1/21		60,000	1,559,400
UTILITIES	2.1%
DTE Energy Co., 5.375%, due 6/1/21		23,925	601,864
Integrys Energy Group, 6.000%, due 8/1/23		48,029	1,263,763
Nextera Energy Capital, 5.625%, due 6/15/72[a]		55,794	1,446,738
Nextera Energy Capital, 5.250%, due 6/1/76		9,125	228,034
SCE Trust III, 5.750%, due 3/15/24		16,281	481,104
SCE Trust IV, 5.375%, due 9/15/25		29,410	834,362
SCE Trust V, 5.450%, due 3/15/26		9,200	262,936
Southern Co., 6.250%, due 10/15/20		54,000	1,473,660
			6,592,461
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$13,946,880)			15,150,262

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2016 (Unaudited)

		Number of Shares/Units	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	2.9%
BANKS	0.5%
Citigroup, Inc., 6.250%, due 8/15/26		300,000	$310,440
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ae		1,000,000	1,182,400
			1,492,840
BANKS—FOREIGN	0.6%
Royal Bank of Scotland Group PLC, 8.000%, due 8/10/25 (United Kingdom)		1,000,000	986,250
Royal Bank of Scotland Group PLC, 7.648%, due 9/30/31 (United Kingdom)		775,000	916,438
			1,902,688
INTEGRATED TELECOMMUNICATION SERVICES	1.0%
Centaur Funding Corp., 9.080%, due 4/21/20, 144A (Cayman Islands)[e]		2,500	2,989,062
UTILITIES	0.8%
Enel S.P.A., 8.750%, due 9/24/23, 144A (Italy)[e]		2,200,000	2,541,000
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$8,621,062)			8,925,590
TOTAL INVESTMENTS (Identified cost—$399,978,454)	132.3%		410,347,021
LIABILITIES IN EXCESS OF OTHER ASSETS	(32.3)		(100,226,233)
NET ASSETS (Equivalent to $11.57 per share based on 26,793,340 shares of common stock outstanding)	100.0%		$310,120,788

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security has been pledged as collateral in connection with the Fund's line of credit agreement. As of May 31, 2016, the total value of securities pledged as collateral for the line of credit agreement was $224,131,289.

b  Distributions are paid-in-kind.

c  Fair Valued Security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Funds's Board of Directors. Aggregate fair valued securities represent 0.6% of the net assets of the Fund.

d  Illiquid security. Aggregate holdings equal 0.6% of the net assets of the Fund.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.8% of the net assets of the Fund, of which 0.6% are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$399,978,454)	$410,347,021
Cash	6,745,614
Foreign Currency, at value (Identified cost—$16)	13
Receivable for:
Investment securities sold	5,042,833
Dividends, distributions and interest	130,082
Other assets	909,737
Total Assets	423,175,300
LIABILITIES:
Payable for:
Credit agreement	105,000,000
Investment securities purchased	7,154,858
Investment advisory fees	340,808
Interest expense	28,291
Directors' fees	16,386
Administration fees	17,040
Other liabilities	497,129
Total Liabilities	113,054,512
NET ASSETS	$310,120,788
NET ASSETS consist of:
Paid-in capital	$433,857,657
Accumulated undistributed net investment income, net of income taxes	1,810,274
Accumulated net realized loss, net of income taxes	(135,915,453)
Net unrealized appreciation, net of income taxes	10,368,310
$310,120,788
NET ASSET VALUE PER SHARE:
($310,120,788 ÷ 26,793,340 shares outstanding)	$11.57
MARKET PRICE PER SHARE	$9.94
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(14.09)%

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2016 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$14,008,755
Less return of capital on distributions	(13,296,939)
Net distributions from master limited partnerships	711,816
Dividend income (net of $49,696 of foreign withholding tax)	1,688,725
Interest income	382,531
Total Investment Income	2,783,072
Expenses:
Investment advisory fees	1,916,969
Interest expense	1,237,345
Line of credit fees	573,524
Administration fees	241,817
Professional fees	137,266
Custodian fees and expenses	34,916
Shareholder reporting expenses	33,978
Registration and filing fees	12,038
Franchise tax expense	10,924
Transfer agent fees and expenses	10,634
Directors' fees and expenses	9,762
Miscellaneous	15,443
Total Expenses	4,234,616
Net Investment Loss, net of income taxes	(1,451,544)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(134,726,002)
Foreign currency transactions	(49,037)
Net realized loss, net of income taxes	(134,775,039)
Net change in unrealized appreciation (depreciation) on:
Investments	112,760,987
Foreign currency translations	396
Net change in unrealized appreciation (depreciation), net of income taxes	112,761,383
Net realized and unrealized gain (loss), net of income taxes	(22,013,656)
Net Decrease in Net Assets Resulting from Operations	$(23,465,200)

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2016	For the Year Ended November 30, 2015
Change in Net Assets:
From Operations:
Net investment income (loss), net of income taxes	$(1,451,544)	$1,739,490
Net realized loss, net of income taxes	(134,775,039)	(5,038,757)
Net change in unrealized appreciation (depreciation), net of income taxes	112,761,383	(215,804,203)
Net increase (decrease) in net assets resulting from operations	(23,465,200)	(219,103,470)
Dividends and Distributions to Shareholders from:
Net investment income	—	(4,859,193)
Return of capital	(15,004,270)	(30,549,010)
Total dividends and distributions to shareholders	(15,004,270)	(35,408,203)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	(1,208,583)
Total decrease in net assets	(38,469,470)	(255,720,256)
Net Assets:
Beginning of Period	348,590,258	604,310,514
End of Period[a]	$310,120,788	$348,590,258

a  Includes accumulated undistributed net investment income, net of income taxes of $1,810,274 and $3,261,818, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2016 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activitites:
Net decrease in net assets resulting from operations	$(23,465,200)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(102,486,396)
Proceeds from sales of long-term investments	206,441,926
Return of capital on distributions	13,296,939
Net amortization of premium	20,951
Net decrease in dividends, distributions and interest receivable and other assets	136,160
Net decrease in interest expense payable, accrued expenses and other liabilities	(158,602)
Net change in unrealized appreciation of investments	(112,760,987)
Net realized loss on investments	134,726,002
Cash provided by operating activities	115,750,793
Cash Flows from Financing Activities:
Paydown on credit agreement	(120,000,000)
Dividends and distributions paid	(15,004,270)
Cash used in financing activities	(135,004,270)
Decrease in cash	(19,253,477)
Cash at beginning of period (including foreign currency)	25,999,104
Cash at end of period (including foreign currency)	$6,745,627

Supplemental Disclosure of Cash Flow Information:

During the six months ended May 31, 2016, interest paid was $1,249,651.

The Fund received $995,617 from paid-in-kind stock dividends during the six months ended May 31, 2016. See Note 1 Organization and Significant Accounting Policies.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended May 31, 2016	For the Year Ended November 30, 2015[a]	For the Year Ended November 30, 2014[a]	For the Period March 26, 2013[a,b] through November 30, 2013
Net Asset Value, beginning of period	$13.01	$22.50	$19.44	$19.10
Income (loss) from investment operations:
Net investment income (loss), net of income taxes[c]	(0.05)	0.06	(0.01)	(0.03)
Net realized and unrealized gain (loss), net of income taxes	(0.83)	(8.24)	4.33	1.04
Total from investment operations	(0.88)	(8.18)	4.32	1.01
Less dividends and distributions to shareholders from:
Net investment income	—	(0.18)	—	(0.04)
Net realized gain	—	—	(1.09)	(0.05)
Return of capital	(0.56)	(1.14)	(0.17)	(0.54)
Total dividends and distributions to shareholders	(0.56)	(1.32)	(1.26)	(0.63)
Offering costs charged to paid-in capital	—	—	—	(0.04)
Anti-dilutive effect from the repurchase of shares	—	0.01	— [d]	— [d]
Net increase (decrease) in net asset value	(1.44)	(9.49)	3.06	0.34
Net asset value, end of period	$11.57	$13.01	$22.50	$19.44
Market value, end of period	$9.94	$11.09	$20.25	$17.38
Total net asset value return[e]	(5.51)%[f,g]	(37.40)%	23.36%	5.34%[g]
Total market value return[e]	(4.85)%[g]	(40.71)%	24.18%	(10.06)%[g]

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended May 31, 2016	For the Year Ended November 30, 2015[a]	For the Year Ended November 30, 2014[a]	For the Period March 26, 2013[a,b] through November 30, 2013
Net assets, end of period (in millions)	$310.1	$348.6	$604.3	$522.0
Ratio of expenses to average daily net assets[h]	3.37%[i]	(0.74)%	4.15%	3.48%[i]
Ratio of expenses to average daily net assets (excluding deferred tax benefit/ expense)	3.37%[i]	2.47%	2.26%	2.42%[i]
Ratio of expenses to average daily net assets (excluding deferred tax benefit/ expense and interest expense)	2.38%[i]	1.73%	1.63%	1.71%[i]
Ratio of net investment income (loss) to average daily net assets[h]	(1.15)%[i]	4.10%	(2.25)%	(1.64)%[i]
Ratio of net investment income (loss) to average daily net assets (excluding deferred tax benefit/expense allocated to realized and unrealized gain (loss))	(1.15)%[i]	0.34%	(0.07)%	(0.36)%[i]
Ratio of expenses to average daily managed assets[h,j]	2.21%[i]	(0.51)%	2.99%	2.54%[i]
Portfolio turnover rate	28%[g]	29%	28%	25%[g]
Credit Agreement
Asset coverage ratio for credit agreement	395%	255%	369%	332%
Asset coverage per $1,000 for credit agreement	$3,954	$2,549	$3,686	$3,320

a  Consolidated with Cohen & Steers MLP Investment Fund (the Subsidiary). After the close of business on November 30, 2015, all of the assets and liabilities of the Subsidiary were transferred to the Fund in a tax-free transaction.

b  Commencement of operations.

c  Calcuation based on average shares outstanding.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  The net asset value (NAV) disclosed in the May 31, 2016 semiannual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on May 31, 2016. The total return reported is based on the unadjusted NAV.

g  Not annualized.

h  Ratio includes the deferred tax benefit/expense allocated to net investment income (loss) and the deferred tax benefit/expense allocated to realized and unrealized gain (loss), if any.

i  Annualized.

j  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of high current income and price appreciation.

On December 1, 2015, the Fund completed a change in tax status from a regulated investment company to a taxable C corporation under the Internal Revenue Code. The change was in response to the adoption of previously proposed regulations issued by the Internal Revenue Service. The change in tax status enables the Fund to invest up to 100% of its assets in MLPs and to continue to pursue its investment objective of attractive total return, comprised of high current income and price appreciation. In connection with the change in tax status, after the close of business on November 30, 2015, all of the assets and liabilities of the Cohen & Steers MLP Investment Fund (the Subsidiary) were transferred to the Fund in a tax-free transaction. The net assets transferred to the Fund after the close of business on November 30, 2015 were $92,823,384. On December 16, 2015, the Subsidiary's Board of Directors approved the dissolution of the Subsidiary, effective January 31, 2016.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of May 31, 2016, there were $1,263,763 of securities transferred from Level 1 to Level 2, which resulted from a change in the use of a quoted price to an evaluated mean price supplied by an independent pricing service, for one security.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Marine Shipping/Offshore	$19,230,527	$17,227,643	$—	$2,002,884	[a,b]
Other Industries	367,040,642	367,040,642	—	—
Preferred Securities— $25 Par Value:
Utilities	6,592,461	4,498,800	2,093,661	—
Other Industries	8,557,801	8,557,801	—	—
Preferred Securities— Capital Securities	8,925,590	—	8,925,590	—
Total Investments[c]	$410,347,021	$397,324,886	$11,019,251	$2,002,884

a  Private placement in a public equity classified as Level 3 is valued at a discount to quoted market price to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Master Limited Partnerships and Related Companies— Gathering & Processing	Master Limited Partnerships and Related Companies— Marine Shipping/Offshore
Balance as of November 30, 2015	$2,913,732	$2,913,732	$—
Purchases	1,732,224	—	1,732,224
Change in unrealized appreciation (depreciation)	1,386,215	1,115,555	270,660

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total Investments in Securities	Master Limited Partnerships and Related Companies— Gathering & Processing	Master Limited Partnerships and Related Companies— Marine Shipping/Offshore
Transfers out of Level 3[a]	$(4,029,287)	$(4,029,287)	$—
Balance as of May 31, 2016	$2,002,884	$—	$2,002,884

The change in unrealized appreciation (depreciation) attributable to securities owned on May 31, 2016, which were valued using significant unobservable inputs (Level 3) amounted to $270,660.

a  As of November 30, 2015, the Fund used significant unobservable inputs in determining the value of this investment. As of May 31, 2016, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at May 31, 2016	Valuation Technique	Unobservable Inputs	Input Value
Master Limited Partnerships and Related Companies: Marine Shipping/Offshore	$2,002,884	Market Price Less Discount	Liquidity Discount	8.56%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Master Limited Partnerships and Related Companies—Marine Shipping/Offshore is a discount to quoted market prices to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 94.9% of distributions from MLPs as return of capital.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2016, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$995,617

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2016, the investment advisor considers it likely that a significant portion of the distributions will be characterized as return of capital upon the final determination of the Fund's taxable income after November 30, 2016, the Fund's fiscal year end.

Income Taxes: The Fund, which is treated as a C corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset some or all of the deferred tax asset, is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

For all open tax years and for all major jurisdictions, management of the Fund has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the six months ended May 31, 2016, the Fund paid $95,848 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $2,442 for the six months ended May 31, 2016.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2016, totaled $109,641,254 and $211,456,677, respectively.

Note 4. Income Tax Information

As of May 31, 2016, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$356,918,828
Gross unrealized appreciation	$214,523,526
Gross unrealized depreciation	(161,095,333)
Net unrealized appreciation (depreciation)	$53,428,193

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund's deferred tax assets and liabilities as of May 31, 2016, are as follows:

Deferred tax assets:
Net operating loss	$13,570,248
Capital loss carryforward	55,493,283
Other	3,052,963
Valuation allowance	(52,349,965)
Total deferred tax asset	19,766,529
Deferred tax liabilities:
Unrealized gain on investments	19,766,529
Total net deferred tax asset/liability	$—

Other deferred tax assets represents net operating and capital losses for certain MLP securities held in the portfolio at May 31, 2016 which will be available upon disposition of these securities.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund's management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of management's analysis of the recoverability of the Fund's deferred tax assets, as of May 31, 2016, the Fund recorded a valuation allowance of $52,349,965.

Total income tax benefit/expense (current and deferred) has been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.1% to the Fund's net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2016, as follows:

Deferred
Application of federal statutory income tax rate	$8,212,820
State income taxes, net of federal benefit	492,530
Tax benefit on permanent items	202,013
Change in valuation allowance	(8,907,363)
Total income tax benefit	$—

The Fund's tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

As of May 31, 2016, the Fund had a net operating loss of $36,254,407 which may be used to offset the Fund's future taxable income prior to its expiration on November 30, 2035. In addition, the Fund had a net capital loss carryforward of $149,543,492 which may be used to offset the Fund's future capital gains of which $7,941,153 expires November 30, 2020 and $141,602,339 expires November 30, 2021.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

For the six months ended May 31, 2016 and the year ended November 30, 2015, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 8, 2015, the Board approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2016 through December 31, 2016.

During the six months ended May 31, 2016 and the year ended November 30, 2015, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund and the Subsidiary were each a party to the credit agreement as defined herein and were able to borrow under its terms. In connection with the Fund's change in tax status to a C corporation, on December 1, 2015, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) which removed the Subsidiary as a party to the credit agreement. Pursuant to the credit agreement, the Fund paid a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement was $225,000,000. The Fund also paid a fee of 0.55% per annum on any unused portion of the credit agreement. In response to a significant decline in the MLP market during the period, the Fund paid down the $67,500,000 variable-rate tranche under the credit agreement with BNPP. In addition, the Fund converted to variable rate and paid down the $52,500,000 4-year fixed-rate tranche. In accordance with the terms of the credit agreement, the Fund paid a fee of $1,432,000 to BNPP in connection with this conversion, which is being amortized over one year. On February 17, 2016, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the commitment amount of the credit agreement to the current loan amount outstanding of $105,000,000. Under the amended agreement, the Fund may draw on the credit line up to the maximum $225,000,000 commitment amount on one day's notice to, and with approval by, BNPP. In addition, the fee on any unused portion of the credit agreement was reduced from 0.55% per annum to 0.45% per annum. The Fund also pays a monthly financing charge based on fixed rates.

BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility.

As of May 31, 2016, the Fund had outstanding borrowings of $105,000,000. During the period ended May 31, 2016, the Fund borrowed an average daily balance of $131,842,896 at a weighted average borrowing cost of 1.9%.

Note 7: Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP's current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund's strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

On June 15, 2016, the Board of Directors of the Fund approved the termination of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. as the Fund's administrator and custodian, respectively, and approved the appointment of State Street Bank and Trust Company and Cohen Fund Audit Services, Ltd. effective on or about October 1, 2016. State Street Bank and Trust Company will provide custodial and administrative services to the Fund and Cohen Fund Audit Services, Ltd. will provide certain tax services.

Management has evaluated events and transactions occurring after May 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2016. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Joseph M. Harvey	23,179,023.378	375,583.292
Gerald J. Maginnis	23,171,637.212	382,969.458
Richard J. Norman	23,166,096.076	388,510.594
Frank K. Ross	23,161,492.340	393,114.330

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended May 31, 2016) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/26/13)	One Year	Since Inception (3/26/13)
–39.99%	–7.94%	–42.29%	–13.51%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's current or accumulated earnings and profits. Distributions in excess of the Fund's current earnings and profits are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two-year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 7, 2016 and at a meeting of the full Board of Directors held in person on June 15, 2016, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2017 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of investments made on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are adequate and appropriate.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors noted that the Fund has been in existence since March 26, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and blended benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds' medians for the one- and three-year periods ended March 31, 2016, ranking in the fourth and third quintiles, respectively. The Board of Directors also noted that the Fund underperformed both of its benchmarks for the one- and three-year periods ended March 31, 2016. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the actual and contractual management fees at managed asset levels were higher than the Peer Funds' median, ranking in the fifth and fourth quintiles, respectively. The Board of Directors considered that the actual management fee at common asset levels was higher than the Peer Funds' median, ranking in the fifth quintile. The total expense ratios excluding investment-related expenses at managed and common asset levels were higher than the medians of the Peer Funds, ranking the Fund in the third and fourth quintile, respectively; however, the Fund's peer rankings for total expense ratios including investment-related expenses were each within 0.02% of the Peer Funds' medians. The Board considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor for investment services provided to the Fund and not by the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors' separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance,

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Tyler Rosenlicht
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP INCOME AND ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report May 31, 2016

Cohen & Steers MLP Income and Energy Opportunity Fund

MIESAR

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 5, 2016